========================================================================
                                                   SEC File Nos. 2-11051
                                                                 811-604
========================================================================
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM N-1A
                     REGISTRATION STATEMENT
                                UNDER
                   THE SECURITIES ACT OF 1933
                 POST-EFFECTIVE AMENDMENT NO. 104
                     REGISTRATION STATEMENT
                              UNDER
              THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 32

             WASHINGTON MUTUAL INVESTORS FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                  1101 VERMONT AVENUE, N.W.
                   WASHINGTON, D.C. 20005
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                      (202) 842-5665

                      STEPHEN HARTWELL
              WASHINGTON MANAGEMENT CORPORATION
                1101 VERMONT AVENUE, N.W.
                    WASHINGTON, D.C. 20005
          (NAME AND ADDRESS OF AGENT FOR SERVICE)

                         COPIES TO:
                JOHN JUDE O'DONNELL, ESQ.
       THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                805 FIFTEENTH STREET, N.W.
                 WASHINGTON, D.C. 20005
             (COUNSEL FOR THE REGISTRANT)

     THE REGISTRANT FILED ITS 24F-2 NOTICE FOR FISCAL 2000 ON JULY 27, 2000.
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
/X/IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MARCH 15, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.
                ===============================================

                      Washington Mutual Investors Fund/SM/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  8       Management and Organization
-----------------------------------------------------
10        Shareholder Information
-----------------------------------------------------
11        Choosing a Share Class
-----------------------------------------------------
13        Purchase and Exchange of Shares
-----------------------------------------------------
14        Sales Charges
-----------------------------------------------------
16        Sales Charge Reductions and Waivers
-----------------------------------------------------
17        Plans of Distribution
-----------------------------------------------------
18        How to Sell Shares
-----------------------------------------------------
19        Distributions and Taxes
-----------------------------------------------------
20        Financial Highlights
-----------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that meet the listing requirements of the New York Stock Exchange and have a strong record of earnings and dividends.

 The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into common stocks. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary type reserves, or family funds, but who are reluctant to undertake the selection and supervision of individual stocks.

 The fund strives to maintain a fully invested, diversified portfolio, primarily of high-quality stocks and securities convertible into common stocks. The fund has stringent Investment Standards based upon criteria originally adopted by the United States District Court for the District of Columbia and in effect for many years for determining eligibility under the Court's Legal List procedure for the investment of trust funds. Applying these Investment Standards, the fund's Investment Adviser compiles an "Eligible List" of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List to comply with the fund's Investment Standards.

 An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)

 [bar chart]
 1991   23.49%
 1992    9.10
 1993   13.05
 1994    0.49
 1995   41.22
 1996   20.18
 1997   33.29
 1998   19.37
 1999    1.16
 2000    9.06
 [end bar chart]

    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST                  14.44%  (quarter ended June 30, 1997)
        LOWEST                   -9.39%  (quarter ended September 30, 1999)

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 7/31/52
 (with the maximum sales          2.80%      14.73%       15.70%      13.48%
 charge imposed)
 ------------------------------------------------------------------------------
 S&P 500/1/                      -9.11%      18.29%       17.41%      13.34%
 ------------------------------------------------------------------------------
 Lipper Growth and Income Fund    0.39%      14.32%       15.14%        N/A
 Index/2/
 ------------------------------------------------------------------------------
 Class A 30-day yield:  1.89%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges. This index was not in existence as of the date the fund's Class A shares began investment operations, therefore, lifetime results are not available.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A    CLASS B   CLASS C    CLASS F
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a          5.75%/1/  none      none       none
 percentage of offering price)
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested               none      none      none       none
 dividends
 -----------------------------------------------------------------------------------------------
 Maximum deferred sales charge                           none/2/    5.00%/3/  1.00%/4/   none
 -----------------------------------------------------------------------------------------------
 Redemption or exchange fees                              none      none      none       none
 -----------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/1/   CLASS F/1/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.29%     0.29%       0.29%        0.29%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/2/                0.24%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.10%     0.09%       0.18%        0.18%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.63%     1.38%       1.47%        0.72%
 -------------------------------------------------------------------------------------------------------

 1 Based on estimated amounts for the current fiscal year.
 2 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $636               $765               $906              $1,316
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $640               $837               $955              $1,452
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $140               $437               $755              $1,452
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $250               $465               $803              $1,757
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $150               $465               $803              $1,757
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 74               $230               $401              $  894
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund strives to accomplish this objective through fundamental research, careful selection, and broad diversification. In the selection of securities for investment, current and potential yield as well as the potential for long-term capital appreciation are considered. The fund strives in its overall portfolio to achieve an above average yield and a below average price-to-earnings ratio in relation to the Standard & Poor's 500 Composite Index (a broad, unmanaged index). The fund's portfolio is limited to securities included on its Eligible List, which is compiled to conform to the fund's Investment Standards based on criteria that were originally adopted by the United States District Court for the District of Columbia. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of changes necessary for continued compliance with the fund's Investment Standards.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations.

 The fund's policy is to maintain at all times for its shareholders a fully invested and widely diversified portfolio of securities; however, the fund may hold to a limited extent, short-term U.S. government securities, cash and cash equivalents.

 In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                          ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME
 Class A - began
 7/31/52
 (with no sales charge      9.06%        16.10%         16.38%        13.62%
 imposed)
 -------------------------------------------------------------------------------
 S&P 500/1/                -9.11%        18.29%         17.41%        13.34%
 -------------------------------------------------------------------------------
 Lipper Growth and          0.39%        14.32%         15.14%          N/A
 Income Fund Index/2/
 -------------------------------------------------------------------------------
 Class A distribution rate/3/:  1.84%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 -------------------------------------------------------------------------------


 1 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Growth and Income Fund Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges. This index was not in existence as of the date the fund's Class A shares began investment operations, therefore, lifetime results are not available.
 3 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 INVESTMENT PORTFOLIO AS OF APRIL 30, 2000:

                                                   PERCENT OF
 LARGEST INVESTMENT CATEGORIES                     NET ASSETS
 --------------------------------------------------------------
 Finance                                             20.54%
 --------------------------------------------------------------
 Consumer Goods                                      19.20
 --------------------------------------------------------------
 Services                                            18.42
 --------------------------------------------------------------

 LARGEST INDUSTRY HOLDINGS
 --------------------------------------------------------------
 Banking                                             12.41%
 --------------------------------------------------------------
 Health & Personal Care                              11.60
 --------------------------------------------------------------
 Diversified Telecommunications Services              9.83
 --------------------------------------------------------------
 Utilities: Electric & Gas                            9.18
 --------------------------------------------------------------
 Energy Sources                                       7.84
 --------------------------------------------------------------

 LARGEST INDIVIDUAL HOLDINGS
 --------------------------------------------------------------
 Bank of America                                      3.01%
 --------------------------------------------------------------
 Pharmacia                                            2.53
 --------------------------------------------------------------
 Sprint                                               2.49
 --------------------------------------------------------------
 AT&T                                                 2.44
 --------------------------------------------------------------
 Household International                              2.12
 --------------------------------------------------------------
 Texaco                                               1.90
 --------------------------------------------------------------
 Kimberly-Clark                                       1.74
 --------------------------------------------------------------
 GTE                                                  1.74
 --------------------------------------------------------------
 Wells Fargo                                          1.68
 --------------------------------------------------------------
 US WEST                                              1.65


 Because the fund is actively managed, its holdings will change from time to time.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 BUSINESS MANAGER

 Washington Management Corporation or its predecessors, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and oversight of each of the fund's contractual service providers including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue., NW, Washington, DC 20005.

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Washington Mutual Investors Fund are:


 PORTFOLIO COUNSELOR/ FUND         COUNSELOR         PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)               SINCE           (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 -----------------------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR            1990 (4 years as a     Chairman and Chief Executive Officer, Capital Research
                             research professional   Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1983
 -----------------------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER            1981 (8 years as a     Senior Vice President, Capital Research Company
                             research professional   Investment professional since 1966 and with Capital
                                 for the fund)       Research and Management Company or affiliate since 1972

 -----------------------------------------------------------------------------------------------------------
 ALAN N. BERRO                1998 (9 years as a     Senior Vice President, Capital Research Company
                             research professional   Investment professional since 1986 and with Capital
                                 for the fund)       Research and Management Company or affiliate since 1991

 -----------------------------------------------------------------------------------------------------------
 JAMES K. DUNTON              1967 (7 years as a     Senior Vice President and Director, Capital Research
                             research professional   and Management Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1962
 -----------------------------------------------------------------------------------------------------------
 J. DALE HARVEY               1997 (8 years as a     Vice President and Director, Capital Research Company
                             research professional   Investment professional since 1989 and with Capital
                                 for the fund)       Research and Management Company or affiliate since 1991


 -----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND             1990 (7 years as a     Senior Vice President, Capital Research and Management
                             research professional   Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1973
 -----------------------------------------------------------------------------------------------------------
 JAMES B. LOVELACE            1990 (2 years as a     Senior Vice President, Capital Research and Management
                             research professional   Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1982
 -----------------------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL          1993 (17 years as a    Senior Vice President and Director, Capital Research
                             research professional   and Management Company
                                 for the fund)       Investment professional since 1972 and with Capital
                                                     Research and Management Company or affiliate since 1975

 -----------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG          1994 (9 years as a     President and Director, Capital Research and Management
                             research professional   Company
                                 for the fund)       Investment professional with Capital Research and
                                                     Management Company or affiliate since 1970
 -----------------------------------------------------------------------------------------------------------

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.



 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS



 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                           Net gains
              Net asset                   (losses) on                 Dividends
                value,        Net      securities (both   Total from  (from net     Distributions
Years ended  beginning of  investment    realized and     investment  investment    (from capital         Total
 April 30       period       income       unrealized)     operations   income)          gains)        distributions
---------------------------------------------------------------------------------------------------------------------
CLASS A/1/:
 10/31/00       $29.14       $.31/2/        $1.57/2/        $1.88         $(.29)              --           $(.29)
   2000          35.31        .61/2/        (3.09)/2/       (2.48)         (.58)             $(3.11)       (3.69)
   1999          33.92        .60            3.99            4.59          (.61)              (2.59)       (3.20)
   1998          25.93        .62            9.65           10.27          (.62)              (1.66)       (2.28)
   1997          22.77        .62            4.36            4.98          (.62)              (1.20)       (1.82)
   1996          18.87        .63            4.98            5.61          (.62)              (1.09)       (1.71)
CLASS B/1/:
 10/31/00       $29.11        .17/2/         1.60/2/         1.77          (.21)              --            (.21)
  2000/5/        26.93        .02/2/         2.16/2/         2.18         --           --                  --

                                                          Ratio of     Ratio of
               Net asset                   Net assets,   expenses to   income to
Years ended  value, end of                end of period  average net  average net     Portfolio
 April 30       period      Total return  (in millions)    assets       assets      turnover rate
--------------------------------------------------------------------------------------------------
CLASS A/1/:
 10/31/00       $30.73          6.51%        $46,780        .66%/3/     2.10%/3/       14.48%/4/
   2000          29.14         (6.96)         47,319        .63         1.91           26.24
   1999          35.31         14.61          57,018        .61         1.84           27.93
   1998          33.92         40.80          45,764        .62         2.08           17.61
   1997          25.93         22.43          28,165        .64         2.56           20.41
   1996          22.77         30.40          20,689        .66         2.98           23.41
CLASS B/1/:
 10/31/00        30.67          6.13             128       1.43/3/      1.17/3/        14.48/4/
  2000/5/        29.11          8.10              34       1.38/3/       .67/3/        26.24


1 The period ended October 31, 2000 represents the six-month period ended
 October 31, 2000 (unaudited).  The periods 1996 through 2000 represent fiscal
 years ended April 30.      Total returns for the six-month periods are based on
 activity during the period and thus are not representative of a full year.
  Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the six months ended October 31, 2000.

5 Class B shares were not offered before March 15, 2000. The period 2000 represents the 46-day fiscal period ended April 30, 2000.

WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                   WASHINGTON MUTUAL INVESTORS FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund, the business manager and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

Investment Company File No. 811-604
                                                       Printed on recycled paper
                                                                WMIF-010-0301/MC

                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated March 15, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, N.W.
                             Washington, D.C.  20005
                                 (202) 842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
The Fund and Its Investment Objective and Policies. . . . . . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        5
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .        6
Advisory Board  . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       26
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       29
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       35
General Information . . . . . . . . . . . . . . . . . . . . . . . .       36
Class A Share Investment Results and Related Statistics . . . . . .       37
Financial Statements




                   Washington Mutual Investors Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

 .    As set forth in its Prospectus, only common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. Government securities, cash and cash equivalents.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


NON-U.S. SECURITIES - The fund may invest up to 5% of its total assets in securities of companies domiciled outside of the United States as a result of a merger with a US company which otherwise meet the fund's Investment Standards. These investments are limited to securities, including American Depository Receipts ("ADRs") traded on U.S. securities exchanges or on NASDAQ. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. American Depository Receipts are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in foreign


                   Washington Mutual Investors Fund - Page 2 securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria which govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on or meet the listing requirements of the New York Stock Exchange; (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years;
(iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the Fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Advisor monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.


It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an


                   Washington Mutual Investors Fund - Page 3 assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and


                   Washington Mutual Investors Fund - Page 4

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990.


All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                   Washington Mutual Investors Fund - Page 5

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                              AGGREGATE
                                                                                             COMPENSATION
                                                                                        (INCLUDING VOLUNTARILY
                                                                                               DEFERRED
                                                                                           COMPENSATION/1/)
                                                                                            FROM THE FUND
                                  POSITION                                                DURING FISCAL YEAR
                                    WITH            PRINCIPAL OCCUPATION(S) DURING              ENDED
   NAME, ADDRESS AND AGE         REGISTRANT                  PAST 5 YEARS                   APRIL 30, 2000
----------------------------------------------------------------------------------------------------------------
 Charles T. Akre               Director           Miller & Chevalier,                          $ 21,000
 700 John Ringling Blvd.       Emeritus           Chartered, Of Counsel
 Apt. 1108
 Sarasota, FL 34236
 Age: 90
----------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary               Director           Investment Services                          $ 59,500
 1725 K Street, N.W.,                             International Co. L.L.C.,
 Suite 410                                        President
 Washington, D.C. 20006
 Age: 66
----------------------------------------------------------------------------------------------------------------
 Nathan A. Baily               Director           Management, Marketing,                       $ 20,000
 5516 Greystone Street         Emeritus           Education Consultant
 Chevy Chase, MD 20815
 Age:79
----------------------------------------------------------------------------------------------------------------
 John A. Beck/++/              Director           Washington Management Corporation,            none/3/
 Age: 74                       Emeritus           Counsel
----------------------------------------------------------------------------------------------------------------
 Fred J. Brinkman/+/ /++/      Director           Washington Management Corporation,            none/3/
 Age: 71                                          Senior Financial Consultant
----------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III         Director          The Morris & Gwendolyn Cafritz               $ 59,000
 1825 K Street, N.W.                              Foundation, Vice Chairman &
 Washington, D.C. 20006                           Treasurer
 Age: 68
----------------------------------------------------------------------------------------------------------------
 Stephen Hartwell/+/ /++/      Chairman of the    Washington Management Corporation,            none/3/
 Age: 85                       Board              Chairman of the Board
----------------------------------------------------------------------------------------------------------------
 James H. Lemon,               Vice Chairman      The Johnston-Lemon Group,                     none/3/
 Jr./+/ /++/                   of the Board       Incorporated, Chairman of the Board
 Age: 64                                          and Chief Executive Officer
----------------------------------------------------------------------------------------------------------------
 Harry J. Lister/+/ /++/       President          Washington Management Corporation,            none/3/
 Age: 64                                          President and Director
----------------------------------------------------------------------------------------------------------------
 James C. Miller III           Director           Citizens for a Sound Economy,                $ 60,500
 1250 H Street, N.W.,                             Counselor
 Suite 700
 Washington, D.C. 20005
 Age: 57
----------------------------------------------------------------------------------------------------------------
 Bernard J. Nees++             Chairman           Washington Management Corporation,            none/3/
 Age: 92                       Emeritus of the    Former Chairman
                               Board
----------------------------------------------------------------------------------------------------------------
 T. Eugene Smith               Director           T. Eugene Smith, Inc.                        $ 60,000
 666 Tintagel Lane                                President
 McLean, VA 22101
 Age: 69
----------------------------------------------------------------------------------------------------------------
 Leonard P. Steuart II         Director           Steuart Investment Company, Vice             $57,000/4/
 5454 Wisconsin Avenue                            President
 Suite 1600
 Chevy Chase, MD 20815
 Age: 65
----------------------------------------------------------------------------------------------------------------
 Margita E. White              Director           Association for Maximum Service              $ 60,000
 1776 Massachusetts Avenue,                       Television Inc., President
 N.W., Suite 310
 Washington, D.C. 20036
 Age: 62
----------------------------------------------------------------------------------------------------------------
 Stephen G. Yeonas             Director           Stephen G. Yeonas Company,                   $23,000/4/
 6867 Elm Street, Suite 210    Emeritus           Chairman of the Board and Chief
 McLean, VA 22101                                 Executive Officer
 Age: 75
----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS ADVISED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
   NAME, ADDRESS AND AGE       YEAR ENDED APRIL 30, 2000      SERVES/2/
--------------------------------------------------------------------------
 Charles T. Akre                        $21,000                   1
 700 John Ringling Blvd.
 Apt. 1108
 Sarasota, FL 34236
 Age: 90
--------------------------------------------------------------------------
 Cyrus A. Ansary                        $62,000                   3
 1725 K Street, N.W.,
 Suite 410
 Washington, D.C. 20006
 Age: 66
--------------------------------------------------------------------------
 Nathan A. Baily                        $20,000                   1
 5516 Greystone Street
 Chevy Chase, MD 20815
 Age:79
--------------------------------------------------------------------------
 John A. Beck/++/                        none/4/                  1
 Age: 74
--------------------------------------------------------------------------
 Fred J. Brinkman/+/ /++/                none/4/                  1
 Age: 71
--------------------------------------------------------------------------
 Daniel J. Callahan III                 $59,000                   1
 1825 K Street, N.W.
 Washington, D.C. 20006
 Age: 68
--------------------------------------------------------------------------
 Stephen Hartwell/+/ /++/                none/4/                  3
 Age: 85
--------------------------------------------------------------------------
 James H. Lemon,                         none/4/                  3
 Jr./+/ /++/
 Age: 64
--------------------------------------------------------------------------
 Harry J. Lister/+/ /++/                 none/4/                  3
 Age: 64
--------------------------------------------------------------------------
 James C. Miller III                    $60,500                   1
 1250 H Street, N.W.,
 Suite 700
 Washington, D.C. 20005
 Age: 57
--------------------------------------------------------------------------
 Bernard J. Nees++                       none/4/                  1
 Age: 92
--------------------------------------------------------------------------
 T. Eugene Smith                        $63,700                   3
 666 Tintagel Lane
 McLean, VA 22101
 Age: 69
--------------------------------------------------------------------------
 Leonard P. Steuart II                  $57,000                   1
 5454 Wisconsin Avenue
 Suite 1600
 Chevy Chase, MD 20815
 Age: 65
--------------------------------------------------------------------------
 Margita E. White                       $60,000                   3
 1776 Massachusetts Avenue,
 N.W., Suite 310
 Washington, D.C. 20036
 Age: 62
--------------------------------------------------------------------------
 Stephen G. Yeonas                      $26,500                   3
 6867 Elm Street, Suite 210
 McLean, VA 22101
 Age: 75
--------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 6

                   Washington Mutual Investors Fund - Page 7

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

++ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I. Earnings from these funds reflect the latest fiscal year.

3 John A. Beck, Fred J. Brinkman, Stephen Hartwell, James H. Lemon, Jr., Harry
  J. Lister and Bernard J. Nees are affiliated with the Business Manager and, accordingly, receive no compensation from the fund.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Directors is as follows: Leonard P. Steuart II ($175,410) and Stephen G. Yeonas ($328,718). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.


                   Washington Mutual Investors Fund - Page 8

                                 OTHER OFFICERS


                                  POSITION(S)          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE     WITH REGISTRANT                DURING
----------------------------------------------------        PAST 5 YEARS
                                                    -----------------------------
Jeffrey L. Steele       54   Executive Vice         Executive Vice President and
1101 Vermont Avenue,         President              Director, Washington
N.W.                                                Management Corporation;
Washington, D.C. 20005                              former Partner, Dechert Price
                                                    and Rhoads
---------------------------------------------------------------------------------
Howard L. Kitzmiller    70   Senior Vice            Senior Vice President,
1101 Vermont Avenue,         President, Secretary   Secretary, Assistant
N.W.                         and Assistant          Treasurer and Director,
Washington, D.C. 20005       Treasurer              Washington Management
                                                    Corporation
---------------------------------------------------------------------------------
Ralph S. Richard        81   Vice President and     Vice President, Treasurer and
1101 Vermont Avenue,         Treasurer              Director, Washington
N.W.                                                Management Corporation
Washington, D.C. 20005
---------------------------------------------------------------------------------
Lois A. Erhard          48   Vice President         Vice President, Washington
1101 Vermont Avenue,                                Management Corporation
N.W.
Washington, D.C. 20005
---------------------------------------------------------------------------------
Michael W. Stockton     33   Assistant Vice         Vice President, Assistant
1101 Vermont Avenue,         President, Assistant   Secretary and Assistant
N.W.                         Secretary and          Treasurer, Washington
Washington, D.C. 20005       Assistant Treasurer    Management Corporation
---------------------------------------------------------------------------------
J. Lanier Frank         39   Assistant Vice         Assistant Vice President,
1101 Vermont Avenue,         President              Washington Management
N.W.                                                Corporation
Washington, D.C. 20005
---------------------------------------------------------------------------------
Ashley L. Shaw          31   Assistant Secretary    Assistant Secretary,
1101 Vermont Avenue,                                Washington Management
N.W.                                                Corporation, former Part-time
Washington, D.C. 20005                              Associate, Reed Smith Shaw
                                                    and McClay
---------------------------------------------------------------------------------



All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Washington Management Corporation serves as Business Manager.


All unaffiliated Directors receive from the fund a fee of $40,000 per annum and an attendance fee of $2,000 for each board meeting attended. The chairman of a committee receives an attendance fee of $1,500 and committee members receive $1,000 for each committee meeting attended. No Director compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Business Manager, the Investment Adviser or affiliated companies. Directors Emeritus receive from the fund a fee of $20,000 per annum plus $500 per Board meeting attended.


                   Washington Mutual Investors Fund - Page 9

                             ADVISORY BOARD MEMBERS

                       ADVISORY BOARD MEMBER COMPENSATION

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The fund pays fees of $5,000 per annum to Advisory Board members who are not affiliated with fund management, plus $1,000 for each meeting attended in conjunction with meetings with the Board of Directors. The members of the Advisory Board and their current or former principal occupations are as follows:



                                                                                            TOTAL COMPENSATION
                                                                                           (INCLUDING VOLUNTARILY
                                                                                                 DEFERRED
                                                                         AGGREGATE           COMPENSATION/1/)
                                                                        COMPENSATION          FROM ALL FUNDS
                                                                         (INCLUDING         ADVISED BY CAPITAL
                                                                        VOLUNTARILY            RESEARCH AND
                                                                          DEFERRED           MANAGEMENTCOMPANY       TOTAL NUMBER
                                                                      COMPENSATION/1/)       OR ITS AFFILIATES      OF FUND BOARDS
                           POSITION              PRINCIPAL             FROM THE FUND          FOR THE FISCAL           ON WHICH
                             WITH              OCCUPATION(S)         DURING FISCAL YEAR         YEAR ENDED          ADVISORY BOARD
NAME, ADDRESS AND AGE     REGISTRANT        DURING PAST 5 YEARS     ENDED APRIL 30, 2000      APRIL 30, 2000        MEMBER SERVES
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Advisory         Retired Comptroller             $ 7,000                 $7,000                  1
 4503 Boxwood Road       Board            General of The United
 Bethesda, MD 20816      Member           States
 Age: 69
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush            Advisory         Bush & Company,                 $ 7,000                 $7,000                  1
 4201 Cathedral Ave.,    Board            President
 N.W.                    Member
 Number 1016 East
 Washington, D.C.
 20016
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Advisory         Former Treasurer of the         $7,000/2/               $7,000                  1
 800 25th Street, NW     Board            United States
 Suite 1003              Member
 Washington, D.C.
 20038
 Age: 66
-----------------------------------------------------------------------------------------------------------------------------------
 Mr. John Knox           Advisory         President, INOVA Health         $7,000/2/               $7,000                  1
 Singleton               Board            System
 8110 Gatehouse Road     Member
 Falls Church, VA
 22042
 Age: 51
-----------------------------------------------------------------------------------------------------------------------------------
 William B. Snyder       Advisory         Merastar Partners               $ 6,000                 $6,000                  1
 6900 Wisconsin          Board            Limited Partnership,
 Avenue                  Member           General Partner
 Suite 304
 Bethesda, MD 20815
 Age: 70
-----------------------------------------------------------------------------------------------------------------------------------
 Robert F. Tardio        Advisory         Senior Managing                 $ 7,000                 $7,000                  1
 1530 Wilson             Board            Director,  PA
 Boulevard               Member           Consulting Group
 Suite 400
 Arlington, VA 22209
 Age: 71
-----------------------------------------------------------------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 10

1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designed by the Advisory Board member.

2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2000 for participating Advisory Board members is as follows:
  Katherine Ortega ($15,000) and J. Knox Singleton ($12,946). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.


                   Washington Mutual Investors Fund - Page 11

As of February 15, 2001 the Directors, Officers and Advisory Board members, as a group, owned beneficially or of record less than 1% of the outstanding shares.


                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The Business Manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The primary function of the Business Manager is to oversee the various services and operations of the fund. The Business Manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of shareholder services, federal and state regulatory compliance and responsibility for accounting and record keeping facilities. The Business Manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the Business Manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The Business Manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2000. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the Business Manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. The Business Manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, and 0.04% of net assets in excess of $55 billion. During the fiscal years ended April 30, 2000, 1999 and 1998, the Business Manager's fees amounted to $47,107,000, $44,286,000 and $36,895,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2001 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and


                   Washington Mutual Investors Fund - Page 12

(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Business Manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The Business Manger has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the Business Manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until August 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of


                   Washington Mutual Investors Fund - Page 13 net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion and 0.185% of net assets in excess of $55 billion. During the fiscal years ended April 30, 2000, 1999 and 1998, the Investment Adviser's fees amounted to $105,889,000, $96,791,000 and $73,646,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until August 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
 The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


                   Washington Mutual Investors Fund - Page 14

Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $26,981,000 after an allowance of $133,675,000 to dealers including $942,000 earned by Johnson, Lemon & Co. Incorporated on its retail sales of shares and the Distribution Plans of the fund. During the fiscal years ended April 30, 1999 and 1998, the Principal Underwriter retained $42,516,000 and $38,821,000, respectively, on sales of Class A shares after an allowance of $218,501,000 and $200,960,000 to dealers, respectively. Revenue retained and service fees received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $191,000 after compensation of $1,270,000 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.25% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwrtier for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal


                   Washington Mutual Investors Fund - Page 16

Underwriter for paying distribution-related expenses, including commissions paid to qualfied dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, the fund paid or accrued $125,719,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $24,000 under the Plan for Class B shares. As of April 30, 2000, accrued and unpaid distribution expenses were $18,392,000 and $20,000, respectively .


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The


                   Washington Mutual Investors Fund - Page 17 term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have


                   Washington Mutual Investors Fund - Page 18 resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these


                   Washington Mutual Investors Fund - Page 19 foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice
     of distributing the entire excess of net realized    long-term capital
     gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a


                   Washington Mutual Investors Fund - Page 20 redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular tax situation.


                   Washington Mutual Investors Fund - Page 21

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                   Washington Mutual Investors Fund - Page 22 pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/ . . .     33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/ . . . .     04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/ . . . . .     01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/ . . .     19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/ . . .     39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                   Washington Mutual Investors Fund - Page 23

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000  . . . . . . . . . . . . . . . . . . . .     6.10%      5.75%         5.00%
$25,000 but less than $50,000  . . . . . . . . . . . . . .     5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                   Washington Mutual Investors Fund - Page 24

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7) wholesalers and full-time employees of insurance companies involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                   Washington Mutual Investors Fund - Page 25

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5%
($100,000 but less than $250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).


                   Washington Mutual Investors Fund - Page 26

For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


                   Washington Mutual Investors Fund - Page 27

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or


                   Washington Mutual Investors Fund - Page 28

     . endowments or foundations established and controlled by you or your immediate family.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.


                   Washington Mutual Investors Fund - Page 29

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value


                   Washington Mutual Investors Fund - Page 30 and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Calss A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


                   Washington Mutual Investors Fund - Page 31

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.


                   Washington Mutual Investors Fund - Page 32

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -
          You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                   Washington Mutual Investors Fund - Page 33

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment


                   Washington Mutual Investors Fund - Page 34 requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number


                   Washington Mutual Investors Fund - Page 35

(generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                   Washington Mutual Investors Fund - Page 36

Brokerage commissions paid on portfolio transactions for the fiscal years ended 2000, 1999 and 1998, amounted to $31,948,000, $28,860,000 and $18,302,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, The Chase Manhattan Bank and J.P. Morgan were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of The Chase Manhattan Bank in the amount of $475,613,000 and equity securities of J.P. Morgan in the amount of $226,454,000 as of the close of its most recent fiscal year.


During fiscal years 2000, 1999 and 1998 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, NY 11245, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $43,061,000 for Class A shares and $2,000 for Class B shares for the 2000 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive


                   Washington Mutual Investors Fund - Page 37 additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Washington Management Corporation, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- APRIL 30, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                    $29.14
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                     $30.92


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 2.03% based on a 30-day (or one month) period ended April 30, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

                 b   =expenses accrued for the period (net of reimbursements).

                 c   =the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d   =the maximum offering price per share on the last day of
                    the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months


                   Washington Mutual Investors Fund - Page 38 by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended April 30, 2000 were -12.30%, 17.70% and 14.94%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended April 30, 2000 were -6.96%, 19.10% and 15.63%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                   Washington Mutual Investors Fund - Page 39

The fund may also compare its investment results with the average of Savings Institutions deposits, including longer-term certificates (based on figures supplied by thee U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.


                   Washington Mutual Investors Fund - Page 40

Washington Mutual Investors Fund, Inc.
Investment Portfolio, April 30, 2000
                                                                                                    Market              Percent
                                                                                                      Value              of Net
Equity Securities                                                             Shares                  (000)              Assets
--------------------------------------------                        ----------------        ----------------           --------
ENERGY
ENERGY SOURCES  -  7.84%
Ashland Inc.                                                                3,680,000    $           125,580                 .26
Chevron Corp.                                                               9,052,000                770,552                1.63
Conoco Inc., Class A                                                        8,450,000                201,216                 .74
Conoco Inc., Class B                                                        5,913,692                147,103
Exxon Mobil Corp. (merger of Exxon Corp. and Mobil Corp.)                   9,421,514                731,934                1.55
Kerr-McGee Corp.                                                            2,750,000                142,312                 .30
Phillips Petroleum Co.                                                     10,310,600                489,109                1.03
Texaco Inc.                                                                18,200,000                900,900                1.90
Unocal Corp.                                                                6,296,500                203,456                 .43
                                                                                                -----------             -------
                                                                                                   3,712,162                7.84
                                                                                                -----------             -------
UTILITIES: ELECTRIC & GAS  -  9.18%
Ameren Corp.                                                                6,727,400                246,811                 .52
American Electric Power Co., Inc.                                           6,870,000                251,614                 .53
Carolina Power & Light Co.                                                  7,800,000                285,188                 .60
Central and South West Corp.                                                8,650,800                187,614                 .40
Cinergy Corp. (formerly CINergy Corp.)                                      2,250,000                 60,188                 .13
Conectiv                                                                    3,400,000                 60,350                 .13
Consolidated Edison, Inc.                                                   5,671,700                199,573                 .42
Constellation Energy Group, Inc.                                            6,450,000                213,253                 .45
Dominion Resources, Inc.                                                    4,966,061                223,473                 .47
DTE Energy Co.                                                              3,869,400                126,239                 .27
Duke Energy Corp.                                                           5,050,000                290,375                 .61
Edison International                                                        3,135,000                 59,761                 .13
Entergy Corp.                                                               2,400,000                 61,050                 .13
Florida Progress Corp.                                                      4,725,000                231,525                 .49
FPL Group, Inc.                                                             2,746,100                124,089                 .26
GPU, Inc.                                                                   4,125,000                115,758                 .24
New Century Energies, Inc.                                                  3,050,000                 99,506                 .21
PECO Energy Co.                                                             2,724,400                113,573                 .24
PPL Corporation (formerly PP&L Resources, Inc.)                             3,035,319                 72,468                 .15
Public Service Enterprise Group Inc.                                        2,020,000                 72,468                 .15
Puget Sound Energy, Inc.                                                    3,800,000                 90,250                 .19
Reliant Energy, Inc.                                                        1,800,000                 47,925                 .10
Southern Co.                                                               24,400,000                608,475                1.28
TECO Energy, Inc.                                                           1,000,000                 21,875                 .05
Williams Companies, Inc.                                                   12,500,000                466,406                 .99
Wisconsin Energy Corp.                                                        800,000                 17,100                 .04
                                                                                                -----------             -------
                                                                                                   4,346,907                9.18
                                                                                                -----------            --------
Total Energy                                                                                       8,059,069               17.02
                                                                                                -----------            --------

MATERIALS
CHEMICALS  -  1.87%
Air Products and Chemicals, Inc.                                            2,690,000                 83,558                 .18
CK Witco Corp.                                                              5,800,000                 68,150                 .14
Dow Chemical Co.                                                            1,050,000                118,650                 .25
Hercules Inc.                                                               5,220,000                 81,236                 .17
International Flavors & Fragrances Inc.                                     2,000,000                 68,875                 .15
PPG Industries, Inc.                                                        7,925,000                430,922                 .91
Union Carbide Corp.                                                           604,500                 35,666                 .07
                                                                                                -----------            --------
                                                                                                     887,057                1.87
                                                                                                -----------            --------
FOREST PRODUCTS & PAPER  -  2.55%
International Paper Co.                                                    13,172,000                484,071                1.02
Westvaco Corp.                                                              4,999,800                154,369                 .33
Weyerhaeuser Co.                                                            8,900,000                475,594                1.00
Willamette Industries, Inc.                                                 2,475,000                 94,514                 .20
                                                                                                -----------            --------
                                                                                                   1,208,548                2.55
                                                                                                -----------            --------
METALS: NONFERROUS  -  .88%
Alcoa Inc.                                                                  4,300,000                278,962                 .59
Phelps Dodge Corp.                                                          2,920,000                135,050                 .29
                                                                                                -----------            --------
                                                                                                     414,012                 .88
                                                                                                -----------            --------
Total Materials                                                                                    2,509,617                5.30
                                                                                                -----------            --------

CAPITAL EQUIPMENT
AEROSPACE & MILITARY TECHNOLOGY  -  1.91%
Boeing Co.                                                                  3,550,000                140,891                 .30
Raytheon Co., Class A                                                       1,000,000                 22,937                 .12
Raytheon Co., Class B                                                       1,500,000                 33,281
United Technologies Corp.                                                  11,383,300                707,899                1.49
                                                                                                -----------            --------
                                                                                                     905,008                1.91
                                                                                                -----------            --------
DATA PROCESSING & REPRODUCTION  -  3.36%
Computer Associates International, Inc.                                     4,250,000                237,203                 .50
Hewlett-Packard Co.                                                         3,000,000                405,000                 .86
International Business Machines Corp.                                       1,800,000                200,925                 .42
Xerox Corp.                                                                28,289,400                747,901                1.58
                                                                                                -----------            --------
                                                                                                   1,591,029                3.36
                                                                                                -----------            --------
ELECTRICAL & ELECTRONICS  -  .59%
Emerson Electric Co.                                                        4,172,400                228,961                 .48
Harris Corp.                                                                1,550,000                 50,084                 .11
                                                                                                -----------            --------
                                                                                                     279,045                 .59
                                                                                                -----------            --------
ELECTRONIC COMPONENTS  -  1.27%
Motorola, Inc.                                                              1,000,000                119,062                 .25
Texas Instruments Inc.                                                      2,450,000                399,044                 .84
Thomas & Betts Corp.                                                        2,720,000                 83,810                 .18
                                                                                                -----------            --------
                                                                                                     601,916                1.27
                                                                                                -----------            --------
ELECTRONIC INSTRUMENTS  -  .68%
PE Biosystems Group                                                         5,363,800                321,828                 .68
                                                                                                -----------            --------
ENERGY EQUIPMENT  -  .11%
Halliburton Co.                                                             1,200,000                 53,025                 .11
                                                                                                -----------            --------
INDUSTRIAL COMPONENTS  -  2.84%
Dana Corp.                                                                  6,926,600                210,395                 .44
Eaton Corp.                                                                 2,362,900                198,484                 .42
Genuine Parts Co.                                                           8,765,800                230,102                 .49
Goodyear Tire & Rubber Co.                                                  3,250,000                 89,781                 .19
Illinois Tool Works Inc.                                                    1,200,000                 76,875                 .16
Johnson Controls, Inc.                                                      4,052,400                256,568                 .54
TRW Inc.                                                                    4,840,800                283,187                 .60
                                                                                                -----------            --------
                                                                                                   1,345,392                2.84
                                                                                                -----------            --------
MACHINERY & ENGINEERING  -  1.29%
Caterpillar Inc.                                                            1,200,000                 47,325                 .10
Deere & Co.                                                                 6,240,000                251,940                 .53
Fluor Corp.                                                                 3,700,000                124,182                 .26
Ingersoll-Rand Co.                                                          1,068,100                 50,134                 .11
Pall Corp.                                                                  6,100,000                136,106                 .29
                                                                                                -----------            --------
                                                                                                     609,687                1.29
                                                                                                -----------            --------
Total Capital Equipment                                                                            5,706,930               12.05
                                                                                                -----------            --------

CONSUMER GOODS
APPLIANCES & HOUSEHOLD DURABLES  -  .72%
Newell Rubbermaid Inc.                                                     13,605,500                342,689                 .72
                                                                                                -----------            --------
AUTOMOBILES  -  .48%
Ford Motor Co.                                                              4,160,500                227,527                 .48
                                                                                                -----------            --------
BEVERAGES -  1.17%
Coca-Cola Co.                                                                 425,000                 20,001                 .04
PepsiCo, Inc.                                                              14,500,000                531,969                1.13
                                                                                                -----------            --------
                                                                                                     551,970                1.17
                                                                                                -----------            --------
FOOD & HOUSEHOLD PRODUCTS  -  3.34%
Bestfoods                                                                   2,000,000                100,500                 .21
Campbell Soup Co.                                                           2,250,000                 58,500                 .12
Colgate-Palmolive Co.                                                         400,000                 22,850                 .05
ConAgra, Inc.                                                               8,200,000                154,775                 .33
General Mills, Inc.                                                         9,920,000                360,840                 .76
H.J. Heinz Co.                                                              3,600,000                122,400                 .26
Kellogg Co.                                                                 4,177,600                102,090                 .22
Sara Lee Corp.                                                             44,050,000                660,750                1.39
                                                                                                -----------            --------
                                                                                                   1,582,705                3.34
                                                                                                -----------            --------
HEALTH & PERSONAL CARE  -  11.60%
Abbott Laboratories                                                         5,000,000                192,187                 .41
American Home Products Corp.                                                2,000,000                112,375                 .24
Avon Products, Inc.                                                         5,430,000                225,345                 .48
Baxter International Inc.                                                   1,150,000                 74,894                 .16
Becton, Dickinson and Co.                                                   4,700,000                120,437                 .25
Bristol-Myers Squibb Co.                                                   12,488,600                654,871                1.38
Cardinal Health, Inc.                                                       7,485,000                412,143                 .87
Eli Lilly and Co.                                                           4,250,000                328,578                 .69
Kimberly-Clark Corp.                                                       14,200,000                824,488                1.74
Mallinckrodt Inc.                                                           3,585,000                 96,347                 .20
McKesson HBOC, Inc. (formerly McKesson Corp.)                               1,000,000                 16,875                 .04
Merck & Co., Inc.                                                           1,600,000                111,200                 .24
Pfizer Inc                                                                  6,990,000                294,454                 .62
Pharmacia Corp. (merger of Pharmacia & Upjohn, Inc. and
  Monsanto Co.)                                                            24,034,000              1,200,198                2.53
Schering-Plough Corp.                                                       2,500,000                100,781                 .21
Warner-Lambert Co.                                                          6,400,000                728,400                1.54
                                                                                                -----------            --------
                                                                                                   5,493,573               11.60
                                                                                                -----------            --------
RECREATION & OTHER CONSUMER PRODUCTS  -  .87%
American Greetings Corp., Class A                                           1,550,000                 28,094                 .06
Eastman Kodak Co.                                                           4,569,700                255,617                 .54
Stanley Works                                                               4,350,000                128,325                 .27
                                                                                                -----------            --------
                                                                                                     412,036                 .87
                                                                                                -----------            --------
TEXTILES & APPAREL  -  1.02%
NIKE, Inc., Class B                                                         8,810,425                382,703                 .81
VF Corp.                                                                    3,500,000                 98,875                 .21
                                                                                                -----------            --------
                                                                                                     481,578                1.02
                                                                                                -----------            --------
Total Consumer Goods                                                                               9,092,078               19.20
                                                                                                -----------            --------

SERVICES
BROADCASTING & PUBLISHING  -  .25%
Gannett Co., Inc.                                                           1,000,000                 63,875                 .13
Knight-Ridder, Inc.                                                         1,148,000                 56,324                 .12
                                                                                                -----------            --------
                                                                                                     120,199                 .25
                                                                                                -----------            --------
BUSINESS SERVICES  -  1.79%
Deluxe Corp.                                                                2,200,000                 55,413                 .12
Dun & Bradstreet Corp.                                                      2,800,000                 84,350                 .18
Equifax Inc.                                                                4,000,000                 97,750                 .21
First Data Corp.                                                            3,143,400                153,044                 .32
IKON Office Solutions, Inc.                                                 7,285,000                 42,799                 .09
Interpublic Group of Companies, Inc.                                        2,772,900                113,689                 .24
Pitney Bowes Inc.                                                           6,800,000                277,950                 .59
ServiceMaster Co.                                                           1,500,000                 20,438                 .04
                                                                                                -----------            --------
                                                                                                     845,433                1.79
                                                                                                -----------            --------
LEISURE & TOURISM  -  .40%
McDonald's Corp.                                                            5,000,000                190,625                 .40
                                                                                                -----------            --------
MERCHANDISING  -  4.28%
Albertson's, Inc.                                                          20,694,440                673,863                1.42
Dillard's Inc., Class A                                                     3,950,500                 55,060                 .12
Dollar General Corp.                                                        1,000,000                 22,875                 .05
J.C. Penney Co., Inc.                                                      12,750,000                176,109                 .37
Limited Inc.                                                                8,250,000                372,797                 .79
Lowe's Companies, Inc.                                                      3,258,800                161,311                 .34
May Department Stores Co.                                                  15,800,000                434,500                 .92
Walgreen Co.                                                                4,625,000                130,078                 .27
                                                                                                -----------            --------
                                                                                                   2,026,593                4.28
                                                                                                -----------            --------
DIVERSIFIED TELECOMMUNICATION SERVICES  -  9.83%
AT&T Corp.                                                                 24,737,500              1,154,932                2.44
Bell Atlantic Corp.                                                           200,000                 11,850                 .03
CenturyTel, Inc.                                                              670,000                 16,415                 .03
GTE Corp.                                                                  12,142,300                822,641                1.74
SBC Communications Inc.                                                    15,704,682                688,061                1.45
Sprint FON Group                                                           19,195,000              1,180,493                2.49
U S WEST, Inc.                                                             10,950,000                779,503                1.65
                                                                                                -----------            --------
                                                                                                   4,653,895                9.83
                                                                                                -----------            --------
TRANSPORTATION: AIRLINES  -  .23%
Southwest Airlines Co.                                                      5,000,000                108,437                 .23
                                                                                                -----------            --------
TRANSPORTATION: RAIL -  1.64%
Burlington Northern Santa Fe Corp.                                          4,750,000                114,594                 .24
CSX Corp.                                                                  10,800,000                226,125                 .48
Norfolk Southern Corp.                                                     18,850,000                332,231                 .70
Union Pacific Corp.                                                         2,500,000                105,312                 .22
                                                                                                -----------            --------
                                                                                                     778,262                1.64
                                                                                                -----------            --------
Total Services                                                                                     8,723,444               18.42
                                                                                                -----------            --------

FINANCE
BANKING  -  12.41%
Bank of America Corp.                                                      29,050,000              1,423,450                3.01
Bank of New York Co., Inc.                                                 11,250,000                461,953                 .98
BANK ONE CORP.                                                             21,638,400                659,971                1.39
Chase Manhattan Corp.                                                       6,600,000                475,613                1.00
Citigroup Inc.                                                              5,859,500                348,274                 .74
First Union Corp.                                                          20,787,000                662,586                1.40
FleetBoston Financial Corp. (formerly Fleet Boston Corp.)                   9,149,473                324,234                 .68
J.P. Morgan & Co. Inc.                                                      1,764,000                226,454                 .48
KeyCorp                                                                     3,700,000                 68,450                 .14
National City Corp.                                                         3,100,000                 52,700                 .11
SunTrust Banks, Inc.                                                        2,500,000                126,875                 .27
Wachovia Corp.                                                                850,000                 53,284                 .11
Washington Mutual, Inc.                                                     7,781,300                198,910                 .42
Wells Fargo & Co.                                                          19,341,500                794,210                1.68
                                                                                                -----------            --------
                                                                                                   5,876,964               12.41
                                                                                                -----------            --------
FINANCIAL SERVICES  -  3.31%
Fannie Mae                                                                  4,925,000                297,039                 .63
Household International, Inc.                                              24,047,482              1,003,982                2.12
MBNA Corp.                                                                    751,200                 19,954                 .04
Providian Financial Corp.                                                   1,947,400                171,493                 .36
SLM Holding Corp.                                                           2,370,000                 74,211                 .16
                                                                                                -----------            --------
                                                                                                   1,566,679                3.31
                                                                                                -----------            --------
INSURANCE  -  4.82%
Aetna Inc.                                                                  5,250,005                303,844                 .64
Allstate Corp.                                                             27,425,000                647,916                1.37
American General Corp.                                                      8,405,000                470,680                 .99
Aon Corp.                                                                   9,181,000                248,461                 .52
Jefferson-Pilot Corp.                                                       3,700,000                246,281                 .52
Lincoln National Corp.                                                      6,050,000                210,615                 .45
Marsh & McLennan Companies, Inc.                                            1,200,000                118,275                 .25
St. Paul Companies, Inc.                                                    1,000,000                 35,625                 .08
                                                                                                -----------            --------
                                                                                                   2,281,697                4.82
                                                                                                -----------            --------
Total Finance                                                                                      9,725,340               20.54
                                                                                                -----------            --------

MULTI-INDUSTRY
MULTI-INDUSTRY  -  1.58%
Dover Corp.                                                                 4,000,000                203,250                 .43
Honeywell International Inc.                                                9,300,000                520,800                1.10
Minnesota Mining and Manufacturing Co.                                        300,000                 25,950                 .05
                                                                                                -----------            --------
Total Multi-Industry                                                                                 750,000                1.58
                                                                                                -----------            --------
MISCELLANEOUS
MISCELLANEOUS - .99%
Equity securities in intial period of acquisition                              19,197                467,443                 .99
                                                                                                -----------            --------

TOTAL EQUITY SECURITIES
   (cost:$37,338,455,000)                                                                         45,033,921               95.10
                                                                                                -----------            --------

                                                                           Principal
                                                                              Amount
Short-Term Securities                                                          (000)
-----------------------------                                     ------------------ ----------------------- -------------------
U.S.Treasuries and Other Federal Agencies - 4.85%
Federal Farm Credit Banks
    5.85% due 5/4/00                                                 $        18,000                  17,988                 .04

Federal Home Loan Bank
    5.64%-6.10% due 5/5/00-7/21/00                                          1,133,739              1,124,592                2.38

United States Treasury bills
    5.47%-5.73% due 5/11/000-7/27/00                                        1,162,645              1,151,963                2.43
                                                                                                -----------            --------
TOTAL SHORT-TERM SECURITIES
    (cost: $2,294,829,000)                                                                         2,294,543                4.85
                                                                                                -----------            --------
TOTAL INVESTMENT SECURITIES
    (cost: $39,633,284,000)                                                                       47,328,464               99.95
Excess of cash and receivables over payables                                                          24,605                 .05
                                                                                                -----------            --------
NET ASSETS                                                                               $        47,353,069              100.00
                                                                                                -----------            --------
                                                                                                -----------            --------


See Notes to Financial Statements



Financial Statements
Statement of Assets and Liabilities
April 30, 2000                                     (dollars in thousands)

Assets:
Investment securities at market
(cost: $39,633,284)                                                 $47,328,464
Cash                                                                        284
Receivables for--
Sales of investments                                     $98,871
Sales of Fund's shares                                    38,245
Dividends                                                 79,821        216,937
                                                    ------------   ------------
                                                                     47,545,685
Liabilities:
Payables for--
Purchases of investments                                  74,452
Repurchases of Fund's shares                              75,444
Management services                                       11,422
Other expenses                                            31,298        192,616
                                                    ------------   ------------
Net Assets at April 30, 2000                                        $47,353,069
                                                                   ============
Class A shares, $1.00 par value
 (authorized capital stock -
 3,000,000,000 shares)
 Net assets                                                         $47,318,790
 Shares outstanding                                                1,623,868,453
 Net asset value per share                                               $29.14

Class B shares, $1.00 par value
 (authorized capital stock -
 1,000,000,000 shares)
 Net assets                                                             $34,279
 Shares outstanding                                                   1,177,415
 Net asset value per share                                               $29.11


Statement of Operations
for the year ended April 30, 2000                  (dollars in thousands)

Investment Income:
Income:
Dividends                                            $ 1,257,914
Interest                                                  91,368   $  1,349,282
                                                    ------------
Expenses:
Investment adviser fee                                   105,889
Business management fee                                   47,107
Distribution expense- Class A                            125,719
Distribution expense- Class B                                 24
Transfer agent fee- Class A                               43,061
Transfer agent fee- Class B                                    2
Reports to shareholders                                    1,278
Registration statement and prospectus                      3,629
Postage, stationery and supplies                           6,732
Directors' and Advisory Board fees                           485
Auditing and legal fees                                      158
Custodian fee                                                415
Other expenses                                               170        334,669
                                                    ------------   ------------
Net investment income                                                 1,014,613
                                                                   ------------

Realized Gain and Unrealized
Appreciation on Investments:
Net realized gain                                                     5,370,939
Net unrealized appreciation:
Beginning of year                                     18,414,413
End of year                                            7,695,180
                                                    ------------
Net change in unrealized
appreciation                                                        (10,719,233)
                                                                   ------------
Net realized gain and change in
unrealized appreciation                                              (5,348,294)
                                                                   ------------
Net Decrease in Net Assets
Resulting from Operations                                         $        (4,33
                                                                   ============

Statement of Changes in Net Assets
(dollars in thousands)

                                                      Year Ended       April 30
                                                             2000           1999
                                                    ------------   ------------
Operations:
Net investment income                               $  1,014,613    $   897,215
Net realized gain on investments                       5,370,939      5,230,170
Net change in unrealized
appreciation on investments                          (10,719,233)     1,076,341
                                                    ------------   ------------
Net (Decrease) Increase in Net Assets
Resulting from Operations                             (4,333,681)     7,203,726
                                                    ------------   ------------
Dividends and Distributions Paid to
Shareholders:
Dividends from net investment income
Class A                                                 (952,846)      (890,284)
Class B                                                        -              -
Distributions from net realized gain
on investments
Class A                                               (5,085,575)    (3,760,550)
Class B                                                        -              -
                                                    ------------   ------------
Total Dividends and Distributions                     (6,038,421)    (4,650,834)
                                                    ------------   ------------



Capital Share Transactions:
Proceeds from shares sold                              8,330,952     11,104,242
Proceeds from shares issued in
reinvestment of net investment income
dividends and distributions of net
realized gain on investments                           5,726,003      4,421,141
Cost of shares repurchased                           (13,350,009)    (6,823,584)
                                                    ------------   ------------
Net Increase in Net Assets Resulting
from Capital Share Transactions                          706,946      8,701,799
                                                    ------------   ------------
Total (Decrease) Increase in Net Assets               (9,665,156)    11,254,691

Net Assets:
Beginning of year                                     57,018,225     45,763,534
                                                    ------------   ------------
End of year (including undistributed
net investment income: $174,408 and
$112,641, respectively)                             $ 47,353,069    $57,018,225
                                                    ============   ============

See Notes to Financial Statements


Notes to Financial Statements
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
 ORGANIZATION - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.
 The Fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have pro rata rights to assets and dividends, and identical voting, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.
 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:
 SECURITY VALUATION - Equity securities are valued at the last reported sales price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.
 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.
 COMMON EXPENSES - Income, expenses other than class-specific expenses and realized and unrealized gains and losses are allocated daily between the classes based on their relative net asset values. Distribution expenses and transfer agent fees and other class-specific expenses, if any, are accrued daily and charged to the applicable share class.
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
2.    FEDERAL INCOME TAXATION
 The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net realized gains for the fiscal year. As a regulated investment company, the Fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund.

   As of April 30, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $7,695,180,000, of which $10,334,155,000 related to appreciated securities and $2,638,975,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 2000. The cost of portfolio securities for book and federal income tax purposes was $39,633,284,000 at April 30, 2000.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES
BUSINESS MANAGEMENT AND INVESTMENT ADVISORY FEES - Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation (WMC). A fee of $47,107,000 was incurred for business management services pursuant to the business management agreement with WMC. The agreement provides for monthly fees, accrued daily, computed at an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; 0.06% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.05% of net assets in excess of $55 billion. Johnston, Lemon & Co. Incorporated, (JLC), earned $942,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. A fee of $105,889,000 for investment advisory services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC). The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; 0.195% of such assets in excess of $21 billion but not exceeding $34 billion; 0.19% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.185% of net assets in excess of $55 billion.
 DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the Fund's shares, received $26,981,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying statement of operations.
 Pursuant to a Plan of Distribution for Class A shares, the Fund may expend up to 0.25% of Class A average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the Fund may expend up to 1.00% of Class B average net assets annually to compensate dealers for their selling and servicing efforts. During the year ended April 30, 2000, distribution expenses under the Plans of Distribution for Class A and Class B were $125,719,000 and 24,000, respectively. As of April 30, 2000, accrued and unpaid distribution expenses for Class A and Class B were $18,392,000 and 20,000, respectively.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the Fund, was paid a fee of $43,063,000.
 DEFERRED DIRECTORS' FEES - Independent Directors and Advisory Board members may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of April 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Directors and Advisory Board Members, were $550,000.
 AFFILIATED DIRECTORS' AND OFFICERS <UNDEF> WMC and JLC are both wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated (JLG). All the officers of the Fund and four of its directors are affiliated with JLG.
4.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
 The Fund made purchases and sales of investment securities, excluding short-term securities, of $13,500,838,000 and $18,510,861,000, respectively, during the year ended April 30, 2000.
 As of April 30, 2000, net assets consist of the following (000):
Capital paid in on shares of capital stock     $36,724,104
Undistributed net investment income              174,408
Accumulated net realized gain           2,759,377
Net unrealized appreciation         7,695,180
Net Assets         $47,353,069
The Fund reclassified $733,990,000 from undistributed net realized gains to additional paid-in capital for the year ended April 30, 2000.

CAPITAL SHARE TRANSACTIONS IN THE FUND WERE AS FOLLOWS:





                                             AMOUNT ('000)   SHARES          AMOUNT ('000)   SHARES
     CLASS A SHARES:



           SOLD                                 8,296,876     258,447,597     11,104,242     334,983,835



           REINVESTMENT OF DIVIDENDS AND
          DISTRIBUTIONS                 5,726,003     195,503,827     4,421,141     137,585,488



           REPURCHASED                       (13,349,916)   (444,808,302)   (6,823,584)   (206,861,783)



               NET INCREASE IN CLASS A   672,963       9,143,122       8,701,799    265,707,540



      CLASS B SHARES:



           SOLD                               34,076        1,180,562              -               -



           REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS                                        -
   -               -



           REPURCHASED                       (93)           (3,147)                -               -



               NET INCREASE IN CLASS B                                               33,983        1,177,415            -
-

      TOTAL NET INCREASE IN SHARE TRANSACTIONS                                       706,946                            8,701,799
265,707,540
                                                                   10,320,537


   PURSUANT TO THE CUSTODIAN AGREEMENT, THE FUND RECEIVES CREDITS AGAINST ITS CUSTODIAN FEE FOR IMPUTED INTEREST ON CERTAIN BALANCES WITH THE CUSTODIAN BANK. THE CUSTODIAN FEE OF $415,000 INCLUDES $203,000 THAT WAS PAID BY THESE CREDITS RATHER THAN IN CASH.
   THE FUND OWNS 5.2% AND 5.1% OF THE OUTSTANDING VOTING SECURITIES OF ASHLAND AND HOUSEHOLD INTERNATIONAL, RESPECTIVELY, WHICH REPRESENT INVESTMENTS IN AFFILIATES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

PER-SHARE DATA AND RATIOS
                                                Net
              Net asset                gains(losses)              Dividends
          Ratio of   Ratio of
                  value,       Net     on securities Total from  (from net   Distributions                Net asset
Net assets,   expenses net income Portfolio
Year ended     beginning investment   (both realized  investment investment  (from capital          Total value, end    Total
end of year to average to average  turnover
April 30         of year     income  and unrealized)  operations    income)         gains)  Distributions    of year return/1/  (in
millions) net assets net assets      rate
Class A :
2000               $35.31   $.61/2/       ($3.09)/2/  ($2.48)/2/     ($.58)          (3.11)         (3.69)    $29.14     -6.96%
 $47,319       .63%       1.91%    26.24%
1999                33.92       .60              3.99       4.59      (.61)          (2.59)         (3.20)      35.31     14.61
  57,018        .61        1.84     27.93
1998                25.93       .62              9.65      10.27      (.62)          (1.66)         (2.28)      33.92    40.80
  45,764        .62        2.08     17.61
1997                22.77       .62              4.36       4.98      (.62)          (1.20)         (1.82)      25.93     22.43
  28,165        .64        2.56     20.41
1996                18.87       .63              4.98       5.61      (.62)          (1.09)         (1.71)      22.77     30.40
  20,689        .66        2.98     23.41
Class B /3/:
2000                26.93    .02/2/          2.16/2/     2.18/2/          -              -              -       29.11      8.10
      34    1.38/4/     .67/4/  26.24/5/


/1/ Excludes sales charge on Class A shares or contingent deferred sales charge on Class B shares.
/2/ Based on average shares outstanding.
/3/ Class B shares offered for sale commencing March 15, 2000.
/4/ Annualized.
/5/ Represents portfolio turnover rate for the year ended April 30, 2000.


 " '
                            PART C
OTHER INFORMATION
ITEM 23 EXHIBITS:

  (a). Articles Supplementary dated December 21, 2000
  (b). On file (see SEC files nos. 811-604 and 2-11051)
  (c). Form of Share Certificate
  (d). On file (see SEC files nos. 811-604 and 2-11051)
  (e). Form of Amended and Restated Principal Underwriting Agreement
  (f). None
  (g). On file (see SEC files nos. 811-604 and 2-11051)
  (h). Administrative Services Agreement
  (i). Legal Opinion for Class c and Class F  Shares
 (j). Consent of Independent Accountants
 (k).  None
 (l). Not applicable to this filing.
 (m). Form of Plans of Distribution relating to Class c and Class F Shares
 (n). Form of Multiple Class Plan
 (p) Fund, Investment Adviser and Business Manager Codes of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
 None
ITEM 25. INDEMNIFICATION.
  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.
  ARTICLE VIII (H) AND (I) OF THE ARTICLES OF INCORPORATION OF THE FUND PROVIDE
THAT:
  (h) "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action
ITEM 25. INDEMNIFICATION (CONT.)
as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the [Investment Company] Act [of 1940].
  (i) To the fullest extent permitted by Maryland statutory and decisional law and the [Investment Company] Act [of 1940], no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."
  Subsection (b) of Section 2-418 of the GENERAL CORPORATION LAW OF MARYLAND empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.
  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the shareholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).
  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
  None.
ITEM 27. PRINCIPAL UNDERWRITERS.
 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                             (2)             (3)



       NAME AND PRINCIPAL          POSITIONS AND OFFICES         POSITIONS AND OFFICES

          BUSINESS ADDRESS           WITH UNDERWRITER              WITH REGISTRANT



       David L. Abzug              Vice President                None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                Vice President                None

       1501 N. University, Suite 227A

       Little Rock, AR 72207



       Robert B. Aprison           Vice President                None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard          Vice President                None



       Steven L. Barnes            Senior Vice President         None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer               Vice President                None



       Michelle A. Bergeron        Senior Vice President         None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.         Regional Vice President       None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair             Senior Vice President         None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard           Vice President                None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell               Senior Vice President         None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower           Senior Vice President         None

       2320 North Austin Avenue

       Georgetown, TX 78626



       Alan Brown                  Vice President                None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns              Vice President                None



       Brian C. Casey              Vice President                None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato           Senior Vice President         None

       609 W. Littleton Blvd., Suite 310

       Greenwood Village, CO  80120



       Christopher J. Cassin       Senior Vice President         None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin            Vice President                None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen         Director                      None



L      Kevin G. Clifford           Director, President and Co-Chief    None

                                   Executive Officer



       Ruth M. Collier             Senior Vice President         None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh             Assistant Vice President      None



H      Carlo O. Cordasco           Assistant Vice President      None



       Thomas E. Cournoyer         Vice President                None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell        Senior Vice President         None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting             Vice President                None



       William F. Daugherty        Regional Vice President       None

       1216 Highlander Way

       Mechanicsburg, PA 17055



       Guy E. Decker               Regional Vice President       None

       345 Trowbridge Lane

       Lawrenceville, GA 300436



       Daniel J. Delianedis        Vice President                None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       James A. DePerno, Jr.       Regional Vice President       None

       91 Church Street

       East Aurora, NY 14052



L      Bruce De Priester           Vice President                None



       Michael A. DiLella          Vice President

   None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill             Senior Vice President         None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge               Senior Vice President         None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran              Director, Executive Vice President    None

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer           Secretary                     None



       Michael J. Dullaghan        Regional Vice President       None

       1307 Sage Court

       Chesapeake, VA 23320



       Robert W. Durbin            Vice President                None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards            Senior Vice President         None



       Timothy L. Ellis            Regional Vice President       None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor               Senior Vice President         None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick             Regional Vice President       None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner            Senior Vice President         None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford         Vice President                None



       Jeffrey J. Greiner          Vice President                None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.          Director                      None



B      Mariellen Hamann            Assistant Vice President      None



       Derek S. Hansen             Regional Vice President       None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper             Senior Vice President         None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris             Assistant Vice President      None



       Ronald R. Hulsey            Senior Vice President         None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish             Vice President                None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston         Director                      None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan            Vice President                None



       John P. Keating             Regional Vice President       None

       2285 Eagle Harbor Parkway

       Orange Park, FL 32073



       Dorothy Klock               Vice President                None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



H      Dianne L. Koske             Assistant Vice President



       Andrew R. LeBlanc           Regional Vice President       None

       78 Eton Road

       Garden City, NY 11530



       Arthur J. Levine            Senior Vice President         None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis               Assistant Vice President      None



       T. Blake Liberty            Vice President                None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                Regional Vice President       None

       5570 Beechwood Terrace

       West Des Moines, IA 50266



L      Lorin E. Liesy              Vice President                None



       Louis K. Linquata           Regional Vice President       None

       170 South Battin

       Wichita, KS 67218



LW     Robert W. Lovelace          Director                      None



       Stephen A. Malbasa          Senior Vice President         None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel            Senior Vice President         None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar           Director, Senior Vice President   None



L      E. Lee McClennahan          Senior Vice President         None



       James R. McCrary            Regional Vice President       None

       963 1st Street, #1

       Hermosa Beach, CA 90254



S      John V. McLaughlin          Senior Vice President         None



       Terry W. McNabb             Vice President                None

       2002 Barrett Station Road

       St. Louis, MO  63131



       William E. Noe              Vice President                None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus              Vice President                None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson               Vice President                None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson            Regional Vice President       None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace               Regional Vice President       None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry             Regional Vice President       None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018





       Fredric Phillips            Senior Vice President         None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim         Assistant Vice President      None



       Carl S. Platou              Vice President                None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



L      John O. Post                Senior Vice President         None



S      Richard P. Prior            Vice President                None



       Steven J. Reitman           Senior Vice President         None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts            Vice President                None

       P.O. Box 388

       Glenville, NC  28736



       George S. Ross              Senior Vice President         None

       P.O. Box 376

       Southport, ME 04576



L      Julie D. Roth               Vice President                None



L      James F. Rothenberg         Director                      None



       Douglas F. Rowe             Vice President                None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey        Vice President                None

       10538 Cheviot Drive

       Los Angeles, CA  90064



       Dean B. Rydquist            Senior Vice President         None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson           Senior Vice President         None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti         Vice President                None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield        Regional Vice President       None

       3078 Peachtree Drive, NE

       Atlanta, GA 30305



L      R. Michael Shanahan         Director                      None



       Brad W. Short               Regional Vice President       None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short              Chairman of the Board and     None

       1000 RIDC Plaza, Suite 212   Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon            Senior Vice President         None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater             Regional Vice President       None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith             Senior Vice President         None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie L. Snyder-Senft     Assistant Vice President      None



       Anthony L. Soave            Regional Vice President       None

       8831 Morning Mist Drive

       Clarkston, MI 48348



L      Therese L. Souiller         Assistant Vice President      None



       Nicholas D. Spadaccini      Vice President                None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo        Assistant Vice President      None



       Daniel S. Spradling         Senior Vice President         None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



LW     Eric H. Stern               Director                      None



B      Max D. Stites               Vice President                None



       Thomas A. Stout             Vice President                None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser           Vice President                None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri        Senior Vice President         None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Drew W. Taylor              Assistant Vice President      None



       Gary J. Thoma               Regional Vice President       None

       604 Thelosen Drive

       Kimberly, WI 54136



L      James P. Toomey             Vice President                None



I      Christopher E. Trede        Vice President                None



       George F. Truesdail         Senior Vice President         None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith        Vice President                None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale              Regional Vice President       None

       39 Old Course Drive

       Newport Beach, CA 92660



       Thomas E. Warren            Vice President                None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb               Senior Vice President,        None

                                   Treasurer and Controller



       Gregory J. Weimer           Vice President                None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss            Director                      None



       George J. Wenzel            Regional Vice President       None

       251 Barden Road

       Bloomfield, MI 48304



H      J. D. Wiedmaier             Assistant Vice President      None



SF     N. Dexter Williams          Senior Vice President         None



       Timothy J. Wilson           Vice President                None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly           Vice President                None



H      Marshall D. Wingo           Director, Senior Vice President   None



L      Robert L. Winston           Director, Senior Vice President   None



       William R. Yost             Senior Vice President         None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young              Regional Vice President       None

       1616 Vermont

       Houston, TX  77006



       Jonathan A. Young           Regional Vice President       None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon             Regional Vice President       None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240
 (c) None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund, 1101 Vermont Avenue, N.W., Washington, D.C. 20005, and its investment adviserCapital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 5300 Robin Hood Road, Norfolk, VA 23513 .

 Records covering shareholder accounts are maintained and kept by the Transfer Agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.
 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 29. MANAGEMENT SERVICES.
 None.

ITEM 30. UNDERTAKINGS.
 N/A

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securites Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on the 9th day of March, 2001.

     WASHINGTON MUTUAL INVESTORS FUND, INC.
     By  Stephen Hartwell, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on March 9, 2001, by the following persons in the capacities indicated.
            SIGNATURE  TITLE
(1) PRINCIPAL EXECUTIVE OFFICER:
    Stephen Hartwell  Chairman of the Board
(2) PRINCIPAL FINANCIAL OFFICER AND
    PRINCIPAL ACCOUNTING OFFICER:
    Ralph S. Richard  Vice President and Treasurer
(3)  DIRECTORS
     Stephen Hartwell  Chairman of the Board
     James H. Lemon, Jr.*  Vice Chairman of the Board
     Harry J. Lister*   President
     Cyrus A. Ansary*  Director
     Fred J. Brinkman*  Director
     Daniel J. Callahan III*  Director
     James C. Miller III*  Director
     T. Eugene Smith*  Director
     Leonard P. Steuart II*  Director
     Margita E. White*  Director
     *By Howard L. Kitzmiller,
     Attorney-in-Fact

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
         Howard L. Kitzmiller